                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

( )  Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                           MainStreet BankShares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1) Title of each class of securities to which transaction applies:
      --------------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:
      --------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4) Proposed maximum aggregate value of transaction:
      --------------------------------------------------------------------------
      5) Total fee paid:
      --------------------------------------------------------------------------

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
      --------------------------------------------------------------------------
      2) Form, Schedule, or Registration Statement No.:
      --------------------------------------------------------------------------
      3) Filing Party:
      --------------------------------------------------------------------------
      4) Date Filed:
      --------------------------------------------------------------------------
(Amended by Sec Act Rel No. 7331; Exch Act Rel No. 37692, eff. (10/7/96.)

                           MainStreet BankShares, Inc.
                        730 East Church Street, Suite #12
                                 P. O. Box 1224
                        Martinsville, Virginia 24114-1224
                              Phone (276) 632-8054
                               Fax (276) 632-8043

Dear Shareholder:

         The Directors of MainStreet BankShares, Inc. invite you to attend our Annual Meeting of Shareholders to be held at the Piedmont Arts Association, at 215 Starling Avenue, Martinsville, Virginia on Thursday, May 16, 2002 at 2:00 p.m.

         In addition to the election of directors, my staff and I will report to our shareholders our progress in moving closer to realizing the vision we set for our corporation. Of course, we will be available for your questions and comments.

         Whether or not you plan to attend the meeting, after you have reviewed the Proxy Statement please return the enclosed proxy card, properly completed, as soon as possible. A postage-paid envelope is enclosed for your convenience.

         Your Board of Directors and I look forward to seeing you at our Annual Meeting.

                                                     Sincerely,



                                                     C. R. McCullar
                                                     President and
                                                     Chief Executive Officer

April 15, 2002

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 2002

To the Holders of Common Stock of
MainStreet BankShares, Inc.

     The Annual Meeting of Shareholders of MainStreet BankShares, Inc. will be held on Thursday, May 16, 2002, at 2:00 p.m., at the Piedmont Arts Association, at 215 Starling Avenue, Martinsville, Virginia. The items of business are:

1. To elect three (3) members of Class A directors; one (1) member of Class B directors; and two (2) members of Class C directors for the Board of Directors for the ensuing year;

2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The Board of Directors has determined that only holders of Common Stock of
                                                ----
record at the close of business on April 1, 2002 will be entitled to notice of and to vote on all questions at the Annual Meeting or any adjournment thereof.

     To assure that your shares are represented at the annual meeting, please complete, date and sign the enclosed proxy and return it as soon as possible in the enclosed, postage paid envelope. You may amend your proxy at any time prior to its exercise at the meeting.

                                       By Order of the Board of Directors


                                       C. R. McCullar
                                       President and CEO

April 15, 2002

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 16, 2002

GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 2002 Annual Meeting of Shareholders of MainStreet BankShares, Inc. ("BankShares") to be held at Piedmont Arts Association, at 215 Starling Avenue, Martinsville, Virginia, on Thursday, May 16, 2002, at 2:00 p.m., and at any adjournment thereof. The principal executive offices of BankShares are located at P. O. Box 1224, Martinsville, Virginia 24114-1224. The approximate mailing of this Proxy Statement and the accompanying proxy is April 15, 2002.

         All properly executed proxies delivered pursuant to this solicitation will be voted as instructed, and in the absence of instructions will be voted FOR the election of Directors. Any shareholder who has executed a proxy and attends the Annual Meeting may elect to vote in person rather than by proxy. A shareholder may revoke their proxy at any time before it is exercised (i) by filing written notice thereof with the Corporate Secretary of BankShares (Corporate Secretary, MainStreet BankShares, Inc., P. O. Box 1224, Martinsville, Virginia 24114-1224); or (ii) by filing a later valid proxy with the Corporate Secretary of BankShares; or (iii) by appearing at the Annual Meeting or any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. However, any such revocation will not affect any vote previously taken. Presence at the Annual Meeting does not of itself revoke such proxy.

OUTSTANDING COMMON STOCK, RECORD DATE, AND SOLICITATION

         The Directors of BankShares have fixed April 1, 2002, as the record date for shareholders entitled to notice of and to vote at the Annual Meeting and only shareholders of record at the close of business on that date will be entitled to vote. As of April 1, 2002, BankShares had 689,368 shares of Common Stock outstanding (not including 74,500 warrants and 30,000 stock options). Each share of Common Stock is entitled to one vote on all matters presented at the meeting. See "Security Ownership of Management and Principal Shareholders."

         The cost of solicitation of proxies will be borne by BankShares. Solicitations will be made only by the use of the mail, except that directors, officers and regular employees of BankShares, or its affiliates, may make solicitations of proxies by telephone, telegraph, or by personal calls. Brokerage houses and nominees will be requested to forward the proxy soliciting material to the beneficial owners of the Common Stock held of record by such persons, and BankShares will reimburse them for their reasonable charges and expenses in this connection.

         A majority of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, for quorum purposes it is deemed present for all matters considered at the meeting. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker Shares that are not voted on any matter at the meeting are not included in determining whether a quorum is present. Votes that are withheld and Broker Shares that are not voted (commonly referred to as "broker non-votes") are not included in determining the number of votes cast in the election of directors or on other matters.

ITEM 1 - ELECTION OF DIRECTORS

         At the Annual Meeting, six (6) Directors are to be elected to hold office. If elected, William S. Clark, Morton W. Lester and Cecil R. McCullar shall become the members of the Class of 2005 and shall hold office until the 2005 Annual Meeting of Shareholders or until their respective successors are duly elected and qualify. If elected, Joseph F. Clark shall join the class of 2003 and shall hold office until the 2003 Annual Meeting of Shareholders or until his successor is duly elected and qualifies. If elected, Charles L. Dalton and John M. Deekens shall join the Class of 2004 and shall hold office until the 2004 Annual Meeting of Shareholders or until their respective successors are duly elected and qualify.

         It is the intention of the current Board of Directors of BankShares, which includes all of the nominees for director, to vote for the election of the six (6) nominees for director in the manner set out in the preceding paragraph. The Board of Directors does not anticipate any nominees will be unavailable for election.

         The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as directors.

         The Board recommends election of the director nominees set forth in this Proxy Statement.

         The following information is given in connection with the nominees, all of whom are current directors, for election to the Board at the Annual Meeting.

                      NOMINEES FOR DIRECTOR - CLASS OF 2005

                              Position with BankShares
                                 or Other Principal
                                  Occupation and                       Director
    Directors (Age)                Directorships                        Since
    ---------------           ------------------------                 --------
    William S. Clark   Executive Vice President and Chief Operating      2/01
         (48)          Officer of BankShares and Smith River Community
                       Bank, N.A. (the "Bank").  Former President of
                       The First Bank of Stuart from January 1996 to
                       July 1999. City Executive for BB&T from
                       July 1999 to April 2000.
                       Stuart, Virginia.

    Morton W. Lester   President and partial owner of The Lester         1/99
         (68)          Company. Vice President of Motor Imports, Inc.
                       (real estate investment and property management company).
                       Martinsville, Virginia.

    Cecil R. McCullar  President and CEO of BankShares and the Bank.     1/99
         (65)          Former President and CEO of First American FSB
                       from 1995 to 1998.
                       Roanoke, Virginia.


                      NOMINEE FOR DIRECTOR - CLASS OF 2003

                              Position with BankShares
                                 or Other Principal
                                  Occupation and                       Director
    Directors (Age)                Directorships                        Since
    ---------------           -------------------------                --------
    Joseph F. Clark    President and partial owner of Clark Brothers     7/01
         (39)          Company, Inc., Stuart, Virginia.  Manager and
                       partial owner of Highland Park, LLC, Fairview
                       Group, LLC and CBC, LLC.
                       Stuart, Virginia.

                      NOMINEES FOR DIRECTOR - CLASS OF 2004

                              Position with BankShares
                                 or Other Principal
                                  Occupation and                       Director
    Directors (Age)                Directorships                        Since
    ---------------           -------------------------                --------
  Charles L. Dalton    Vice President, General Manager and partial       7/01
         (38)          owner of Dalton & Associates, Inc.
                       Stuart, Virginia.

  John M. Deekens      Quality Improvement Manager for Hooker            7/01
         (54)          Furniture Corporation since 1999.
                       Previously Plant Manager for Triwood, Inc.
                       from 1994 to 1999.
                       Stuart, Virginia.


                          DIRECTORS - TERM EXPIRES 2003

                              Position with BankShares
                                 or Other Principal
                                  Occupation and                       Director
    Directors (Age)                Directorships                        Since
    ---------------           -------------------------                --------
  Jesse D. Cahill, Sr. President of Rocuda Finance, Inc. and Rocuda     1/99
         (71) Mortgage Company, Inc. (finance and mortgage company).
                       Collinsville, Virginia.

  Roxann B. Miller     Principal Shareholder of Dillon Insurance        1/99
         (68)          Agency, (an insurance agency).
                       Bassett, Virginia.

  Joe C. Philpott      Retired Executive Vice President of Bassett      1/99
         (70)          Furniture Industries (furniture manufacturing).
                       Bassett, Virginia.

                        DIRECTORS - TERM EXPIRES 2004

                              Position with BankShares
                                 or Other Principal
                                  Occupation and                       Director
  Directors (Age)                  Directorships                        Since
  ---------------             -------------------------                --------
  Patricia H. Brammer  Retired realtor.                                  3/99
         (69)          Bassett, Virginia.

  Milford A. Weaver    Owner and co-founder of Virginia Blower Company   1/99
         (76)          (heating, ventilation and air conditioner
                       contractor).
                       Collinsville, Virginia.

There is currently one (1) vacancy on the Board of Directors within the Class of 2005. BankShares anticipates filling this vacancy during the year 2002.

   EXECUTIVE OFFICERS

Cecil R. McCullar - President, Chief Executive Officer and Director.
         Cecil R. McCullar has worked for several banks. Prior to joining MainStreet BankShares, Inc., he was the President and Chief Executive Officer of First American FSB, a $450 million thrift which is a wholly owned subsidiary of First American Corporation, from 1995 to 1998. He was President and Chief Executive Officer of Charter Federal Savings Bank, which was a $750 million thrift with 28 branches throughout southwest Virginia and Knoxville, Tennessee, from 1993 to 1995.

William S. Clark - Executive Vice President and Chief Operating Officer.
         William S. Clark joined BankShares in July 2000. From July 1999 to April 2000, he was a City Executive for BB&T of Virginia. Prior to the acquisition of MainStreet Financial Corporation by BB&T, Mr. Clark was President and Chief Executive Officer of The First Bank of Stuart (a subsidiary of MainStreet Financial Corporation) from January 1996 to July 1999. Prior to that he was Vice President of Southwest Virginia Savings Bank where he was employed from June 1978 to January 1996.

Brenda H. Smith - Senior Vice President, Chief Financial Officer and Corporate
                  Secretary.
           Brenda H. Smith joined BankShares in August 1999. From 1995 to 1999, she was Vice President, Corporate Controller and Assistant Secretary of MainStreet Financial Corporation, a

$2 billion multi-bank holding company headquartered in Martinsville, Virginia. From 1988 to 1995, she was an Accounting Officer for Piedmont Trust Bank, a subsidiary of MainStreet Financial Corporation.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

       The following table sets forth information as of January 31, 2002, concerning the beneficial ownership, direct or indirect, of Common Stock by Directors, nominees for Director, the Chief Executive Officer, all Directors and the Chief Executive Officer as a group, and persons beneficially owning more than 5% of Common Stock.

                         Sole Voting &                                Aggregate
                          Investment                   Aggregate     Percentage
      Name                 Power          Other (1)        Total        Owned
      ----                 -----          ---------        -----        -----

 Patricia H. Brammer      13,000             ---           13,000          1.8

 Jesse D. Cahill, Sr.     13,633(2)          ---           13,633          1.9

 Joseph F. Clark           5,000             ---            5,000           .7

 William S. Clark         10,000          10,000(3)        20,000          2.8

 Charles L. Dalton           300           1,000(4)         1,300           .2

 John M. Deekens           4,000             ---            4,000           .6

 Morton W. Lester         28,333(2)          ---           28,333          4.0

 C. R. McCullar           18,333(2)       10,000(5)        28,333          4.0

 Roxann B. Miller          8,500(6)          200            8,700          1.2

 Joe C. Philpott           4,833(7)          ---            4,833           .7

 Milford A. Weaver         4,000             ---            4,000           .6

 Robert C. Torray         50,000             ---           50,000          7.0
 610 Rockledge Drive
 Suite 450
 Bethesda, MD  20817

 Directors and Chief     109,932          21,200          131,132         18.4
 Executive Officer
 as a Group (11 persons)

(1) Includes shares owned by relatives and in certain trust relationships, which shares may be deemed to be beneficially owned under rules and regulations of the Securities and Exchange Commission. The inclusion of these shares does not constitute an admission of beneficial ownership.
(2) Includes 3,333 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.
(3)      Includes 10,000 shares that are in a Family Partnership.
(4) Includes 1,000 shares owned by Dalton & Associates, Inc. an insurance agency of which the director is a partial owner.
(5) Includes 10,000 shares that may be acquired through an Employment Agreement for 10,000 Stock Options.
(6) Includes 2,000 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.
(7) Includes 833 shares that may be acquired by organizing directors pursuant to warrants granted under BankShares Warrant Plan.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that BankShares' directors and executive officers, and persons who own more than 10% of a registered class of BankShares' equity securities, file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of Common Stock and other equity securities of BankShares. The same persons are also required by Securities and Exchange Commission regulation to furnish BankShares with copies of all Section 16(a) forms that they file.

         Based solely on its review of the forms required by Section 16(a) of the Securities Exchange Act of 1934 that have been received by BankShares or written representations from certain reporting persons that no annual statements on Form 5 were required, BankShares believes that its officers and directors and beneficial owners of greater than 10% of its Common Stock complied with all applicable filing requirements and all forms were filed on time.

COMMITTEES OF THE BOARD

         The Board of Directors has a standing Audit/Compliance Committee and has established an Executive Committee and an Investment/Asset Liability Committee.

         BankShares does not have a standing Nominating Committee. Director selection and review is conducted by the entire Board of Directors. The Board of Directors will consider Director nominees recommended by shareholders. Generally, candidates should be highly qualified by business, professional or comparable experience, affirmatively desirous of serving on the Board, and able to represent the interests of all shareholders and not merely those of any special interest group. Shareholders wishing to suggest candidate(s) for consideration at the 2003 Annual Meeting of Shareholders should submit their proposals in accordance with the timeframe and procedures set forth in the paragraph entitled "SUBMISSION OF SHAREHOLDER PROPOSALS" in these proxy materials.

         BankShares does not have a standing Compensation Committee. Compensation committee functions are conducted by the entire Board of Directors in consultation as appropriate with BankShares' executive officers.

Audit/Compliance Committee

          The Audit/Compliance Committee recommends to the Board of Directors the firm to be employed as its independent accountants to audit BankShares' consolidated financial statements; reviews and approves the scope, purpose and type of audit services to be performed by the internal and external auditors; reviews the activities and findings of the internal and external auditors to determine the effectiveness of the audit function; reviews procedures for ensuring compliance with BankShares' policies on conflict of interest; and renders regular reports to the Board of Directors on its activities and findings. The Compliance area of this committee is responsible for ensuring that standards of ethical behavior and proper compliance programs are established and maintained throughout BankShares.

         The Audit/Compliance Committee consists of Jesse D. Cahill, Sr., Joseph
F. Clark, Charles L. Dalton, John M. Deekens, and Joe C. Philpott (Chairman).

         The Board has adopted for the Audit Committee a written charter, which was included in the 2001 Proxy Statement.

         The Committee will perform such other functions as are authorized for this Committee by the Board of Directors.

Executive Committee

         The Executive Committee has all powers of the full Board not prohibited to it under the Virginia Stock Corporation Act and will be called to meet in the event of emergencies or when action of the Board of Directors is necessary between meetings and it is not possible or practicable to call a special meeting.

         The Executive Committee consists of Jesse D. Cahill, Sr., Joseph F. Clark, Morton W. Lester, C. R. McCullar (Chairman), Roxann B. Miller and Joe C. Philpott.

Investment/Asset Liability Committee

         The Investment/Asset Liability Committee is responsible for overseeing the strategic planning process, assisting Management with setting a strategic direction for BankShares, focusing the attention of the Board of Directors on long-range objectives, monitoring the operational and financial results of BankShares and assessing management's achievement of BankShares' long-range objectives.

         The Investment/Asset Liability Committee consists of Patricia H. Brammer, William S. Clark (Chairman), Charles L. Dalton, Morton W. Lester, and
C. R. McCullar.

ATTENDANCE

         The Board of Directors held 13 meetings during 2001. In 2001, the Audit/Compliance Committee of the Board met 5 times, the Executive Committee met 0 times and the Investment/Asset Liability Committee met 0 times. During 2001, each director attended more than 75% of the meetings of the Board and of any committee on which he served with the exception of Charles L. Dalton.

COMPENSATION OF DIRECTORS

         In 2001, Directors of BankShares who were not officers of BankShares received no annual retainer or fee for each meeting attended or reimbursement of any expenses for attending the meetings.

EXECUTIVE COMPENSATION

         The entire BankShares Board of Directors approved the 2001 compensation paid to executive officer Brenda H. Smith upon the advice and recommendation of President and CEO Cecil R. McCullar. The entire BankShares Board of Directors, with the exception of William S. Clark approved the 2001 compensation paid to Executive Vice President and Chief Operating Officer William S. Clark upon the advice and recommendation of President and CEO Cecil R. McCullar. The entire BankShares Board of Directors with the exception of Mr. McCullar and Mr. Clark approved the 2001 compensation paid to Mr. McCullar.

Compensation Program Components

         BankShares' compensation programs have been established with the primary objectives of maintaining and providing a pay level and incentive opportunities that are competitive and reflect the performance of the Bank. The primary component of year 2001 executive officer compensation was base salary.

         Salary - The base salary parameters were established through comparisons with organizations of similar size and complexity to BankShares. Compensation levels were set with the objective of ensuring that executive officer base salaries when considered as a part of total compensation were adequate and competitive with Bankshares/Bank's peer group, based on asset size.

         Additionally, Mr. McCullar was granted 30,000 stock options upon the opening of the Bank. The option to acquire the first 10,000 shares vested on July 24, 2001. Subject to the terms of the Option Plan, the option to acquire the second 10,000 shares will vest on July 24, 2002, and the option to acquire the remaining 10,000 shares will vest on July 24, 2003.

         The Board of Directors consists of Patricia H. Brammer, Jesse D. Cahill, Sr., Joseph F. Clark, William S. Clark, Charles L. Dalton, John M. Deekens, C. R. McCullar, Roxann B. Miller, Morton W. Lester (Chairman), Joe C. Philpott and Milford A. Weaver.


REPORT OF AUDIT COMMITTEE

         This report by the Audit Committee is required by rules of the Securities and Exchange Commission. It is not to be deemed incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is not to be otherwise deemed filed under either such Act.

         The Audit Committee's Report to the shareholders, which follows, was approved and adopted by the Committee and by the Board of Directors on March 20, 2002. The members of the Audit Committee are all independent directors.

         The Audit Committee has reviewed and discussed with management the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committee). In addition, the Audit Committee had received from the independent auditors the written disclosures required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committee) and discussed with them their independence from BankShares and its management.

         Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in BankShares' Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

         The Audit Committee and the Board of Directors have adopted a written charter for the Audit Committee, which was included in the 2001 Proxy Statement.

         The auditing firm for MainStreet BankShares, Inc. is McLeod and Company located in Roanoke, Virginia. A representative from McLeod and Company is expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to questions posed by the shareholders. McLeod and Company also provide internal audit services for MainStreet BankShares, Inc. The following fees were paid to McLeod and Company, for services provided to BankShares for the fiscal year ended December 31, 2001:

                  Audit Fees                               $38,512
                  Financial Information Systems
                     Design and Implementation Fees:           ---
                  All Other Fees                            18,583


         Audit fees are fees billed for the audit of BankShares' financial statements and for the required quarterly reviews of those statements. Financial information systems design and implementation fees are fees billed for financial information systems design work and implementation fees for services rendered as part of that work for the most recent fiscal year. All other fees include payment for internal audit services and for any other types of services provided.

         The Audit Committee believes that the independent auditor's provision of design and implementation of financial information systems services and other non-audit services to BankShares to be compatible with the maintenance of the auditor's independence.

                                 Audit Committee

                           Joe C. Philpott (Chairman)
                              Jesse D. Cahill, Sr.
                                 Joseph F. Clark
                                Charles L. Dalton
                                 John M. Deekens

SUMMARY COMPENSATION TABLE

         The following table presents information relating to total compensation of the Chief Executive Officer for the fiscal year ended December 31, 2001.

                               Annual Compensation

     -----------------------------------------------------------------------
                 Name and
            Principal Position               Year              Salary
            ----------------------           ----           --------------
            C. R. McCullar                   2001           $98,144.30 (1)
            President and Chief              2000            94,903.08 (1)
            Executive Officer,               1999            94,703.60 (1)
            MainStreet BankShares,
            Inc. and Smith River
            Community Bank, N.A.
            (hired 1/99)
     -----------------------------------------------------------------------
    (1)     Includes taxable insurance paid as compensation.


STOCK OPTION PLANS

         Mr. C. R. McCullar was granted 30,000 stock options as part of his employment agreement. The option to acquire the first 10,000 shares vested on July 24, 2001. Subject to the terms of the Option Plan, the option to acquire the second 10,000 shares will vest on July 24, 2002, and the option to acquire the remaining 10,000 shares will vest on July 24, 2003.

INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

         BankShares' Officers and Directors, and other corporations, business organizations, and persons with which some of BankShares' Officers and Directors are associated, customarily have banking transactions with the Bank. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and security for loans, as those prevailing at the time in comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features. None of such credits are classified as nonaccrual, past due, restructured or potential problem. All outstanding loans to Executive Officers and Directors and their associates are current as to principal and interest. As of December 31, 2001, loans to Directors, Executive Officers and their related interests totaled approximately $639 thousand.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

         BankShares has a severance agreement arrangement with C. R. McCullar. The agreement for Mr. McCullar is for the period for which benefits will be paid and is designed to solidify employment arrangements.

         The agreement provides for certain benefits in the event of a "change in control" of BankShares, which is not approved by the Board of Directors, followed by termination of employment without cause, demotion, or disproportionate reduction of compensation within 12 months of the change in control. If a change in control occurs, which is not approved by the Board of Directors, the principal benefits Mr. McCullar will receive under the agreement is that he will receive a lump sum payment equal to the total base salary that McCullar would have earned had McCullar continued in BankShares' employ through the remaining term of McCullar's employment. Also, after McCullar's retirement, BankShares has agreed to retain McCullar in the capacity of consultant until his 70th birthday and to provide medical and health benefits.

         McCullar was granted 30,000 stock options upon the opening of Smith River Community Bank, N.A. He can exercise the option to acquire 10,000 shares on or after the first anniversary of the opening of the bank, July 24, 2001, 10,000 shares on or after the second anniversary, July 24, 2002, and the last 10,000 stock options on or after the third anniversary July 24, 2003. All options that have not already expired shall expire on the ten-year anniversary of the date of grant or July 24, 2010. In the event of McCullar's death, any options held by him which were exercisable at the time of his death may be exercised by the person designated in his will or by his proper legal representative.

         No benefits are payable under the agreement if the change in control is approved by BankShares' Board of Directors.

SUBMISSION OF SHAREHOLDER PROPOSALS

         Under Securities and Exchange Commission rules and regulations, proposals of shareholders intended to be presented at the 2003 Annual Meeting of Shareholders of BankShares must be received by BankShares not later than November 12, 2002 in order to be included in the proxy statement and form of Proxy relating to such Annual Meeting. Such proposals, including shareholder nominations of candidates for election as BankShares directors, should be sent to the Corporate Secretary at BankShares' principal office at P. O. Box 1224, Martinsville, Virginia 24114-1224 by certified mail, return receipt requested. Any proposal that is received by BankShares after November 12, 2002, will be considered untimely for consideration at the 2003 Annual Meeting.

         Any shareholder's proposal for nomination of candidates for election as BankShares directors, shall include (i) the name and address of the shareholder and of each person to be nominated, (ii) a representation that the shareholder is a holder of record of stock of BankShares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate each person specified, (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person (naming such person) pursuant to which the nomination is made by the shareholder, (iv) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board, and (v) the consent of each nominee to serve as a director of BankShares if so elected.

2001 ANNUAL REPORT ON FORM 10-KSB

         BankShares' 2001 Annual Report, which includes audited consolidated balance sheets as of December 31, 2001 and December 31, 2000, consolidated statements of income, shareholders equity and cash flows for the years ended December 31, 2001 and December 31, 2000 along with the related footnotes is being mailed with this Proxy Statement to shareholders of record as of the close of business on April 1, 2002.

OTHER BUSINESS

         The Board of Directors does not know of any matters which may be presented for consideration at the meeting other than those specifically set forth in the Notice of Annual Meeting. However, in the event other proper matters are presented at the meeting, it is the intention of the proxy holders named in the enclosed Proxy to take such action as shall be in accordance with their best judgment with respect to such matters.

         Shareholders are urged to specify choices on the enclosed Proxy and to date and return it in the enclosed envelope. Your prompt response and cooperation will be appreciated.

                                       By Order of the Board of Directors




                                       C. R. McCullar
                                       President and CEO



Dated:   April 15, 2002

                           MainStreet BankShares, Inc.
                        730 East Church Street, Suite #12
                          Martinsville, Virginia 24112

     This Proxy is solicited by the Board of Directors of MainStreet BankShares, Inc. for the 2002 Annual Meeting of Shareholders to be held on May 16, 2002.

         The undersigned hereby appoints William S. Clark and Brenda H. Smith, either of whom may act, with full power of substitution, as proxy to vote all of the shares of common stock of the Company held of record by the undersigned on April 1, 2002 at the Annual Meeting of the Company to be held on May 16, 2002 and at any adjournments thereof, as designated below:

1. ELECTION OF William S. Clark, Morton W. Lester and Cecil R. McCullar as
                                                                        --
   Directors to serve until the 2005 Annual Meeting of Shareholders.
   ------------

   ELECTION OF Charles L. Dalton and John M. Deekens as Directors to serve
                                                     ---------------
   until the 2004 Annual Meeting of Shareholders.
   ELECTION OF Joseph S. Clark as a Director to serve until the 2003 Annual
                               ----------------
   Meeting of Shareholders.

   [ ]    FOR all nominees above                [ ]    WITHHOLD AUTHORITY
       (except as marked to the contrary below)  to vote for all nominees above

     NOMINEES: Joseph F. Clark, William S. Clark, Charles L. Dalton, John M. Deekens, Morton W. Lester and C. R. McCullar
Instruction: To withhold authority for any individual nominee, write that nominee's name on the space provided below.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR PROPOSALS
                                                                ---
NO. 1 AND 2 ABOVE.

The undersigned hereby acknowledge receipt of the Notice and Proxy Statement dated April 15, 2002 with respect to the 2002 Annual Meeting.

-----------------------------------       ------------------------------------
 (Signature of Shareholders) (Date)        (Signature of Shareholders)  (Date)

NOTE: When signing as attorney, trustee, administrator, executive or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. In the case of joint tenants, each joint owner must sign.


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Number of Shareholders Attending the Annual Meeting
                                                   -------------------
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